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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 June 29 , 1999
                       -----------------------------------
                Date of Report (Date of earliest event reported)



                               Juno Lighting, Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                    0-11631                 36-2852993
----------------------------        ------------          -------------------
(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)              File Number)          Identification No.)



       1300 S. Wolf Road, P. O. Box 5065, Des Plaines, Illinois 60017-5065
       -------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (847) 827-9880
                                 --------------
                         (Registrant's telephone number)



                                Page 1 of 4 Pages
                             Exhibit Index on Page 4


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ITEM 5.     OTHER EVENTS.

         Juno Lighting, Inc. announced today that Juno stockholders voted to approve the merger with Fremont Investors and two related proposals at the special meeting of stockholders held today.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (c) Exhibits

                99.1 Press Release, dated June 29, 1999, issued by Juno Lighting, Inc.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 JUNO LIGHTING, INC.


                                                 By  /s/ Robert S. Fremont
                                                     -------------------------
                                                 Name:    Robert S. Fremont
                                                 Title:   Chairman and Chief
                                                          Executive Officer

Date:  June 29, 1999









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                                  EXHIBIT INDEX



   Exhibit
    Number                               Description
   -------                               -----------

     99.1      Press Release, dated June 29, 1999, issued by Juno Lighting, Inc.





















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